AMENDMENT TO CREDIT AGREEMENT

among

NORDSTROM CREDIT, INC.,
THE LENDERS LISTED HEREIN,
MORGAN GUARANTY TRUST COMPANY OF NEW YORK and
BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Co-Agents, and
WELLS FARGO BANK FORMERLY KNOWN AS
FIRST INTERSTATE BANK OF DENVER, N.A.
as Agent




June 30, 1996

$300,000,000

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AMENDMENT TO CREDIT AGREEMENT

     This AMENDMENT TO CREDIT AGREEMENT, dated as of June 30, 1996 the "Amendment"), is by and among NORDSTROM CREDIT, INC., a Colorado corporation (the "Borrower"), the banks and other financial institutions that either now or in the future are parties hereto (collectively the "Lenders" and each individually a "Lender"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Co-Agents (the "Co-Agents"), and WELLS FARGO BANK (formerly known as FIRST INTERSTATE BANK OF DENVER, N.A.) as agent and representative for the Lenders referred to herein as the "Agent). The Lenders, the Agent and the Co-Agents are collectively referred to herein as the "Lender Parties" and each individually as a "Lender Party".


RECITALS

     A. Borrower desires to extend the term of the Credit Agreement dated June 23, 1995 by and among the parties hereto ("Credit Agreement") for an additional period of one year, and the Lender Parties have agreed to this extension.

     B. Subsequent to the execution of the Credit Agreement, Agent Bank was acquired by Wells Fargo Bank, and the parties desire formally to acknowledge hereby that Wells Fargo Bank is the successor to First Interstate Bank of Denver, N.A. as the Agent Bank under the Credit Agreement.

     C. Swiss Bank Corporation San Francisco Branch has agreed to assign one hundred percent (100%) of its Revolving Commitments and Loans to Bank of Montreal pursuant to Section 9.6.2 of the Credit Agreement.

     NOW THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree to amend the Credit Agreement as follows:


AMENDMENT

     1. Extension of Term. The Credit Agreement is modified to extend the term thereof for a period of one year

         1.1 The definition of "Maturity Date" in Section 1.1 of the Credit Agreement shall be deleted and replaced in its entirety with the following new definition:

               ""Maturity Date" means June 30, 2001.
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         1.2   All other references to the date "June 30, 2000" which
are contained in the Credit Agreement shall be deleted and replaced with the date "June 30, 2001."

         1.3 The parties acknowledge that the Maturity Date of each of the Revolving Loan Notes and each of the Bid Loan Notes made by Borrower and payable to each of the Lenders respectively is automatically extended upon the execution of this Amendment without the necessity of any additional documentation.

     2.  Successor to Agent Bank

         2.1 All references to "First Interstate Bank of Denver, N.A." contained in the Credit Agreement, in any Exhibit or Schedule thereto or in any of the other Loan Documents shall be deleted and replaced with a reference to "Wells Fargo Bank."

         2.2 All references in any of the Loan Documents to the "Agent" or the "Agent Bank" shall refer to Wells Fargo Bank.

         2.3 All addresses for the Agent or Agent Bank contained in any of the Loan Documents shall be deleted and replaced with references to "Bank of Montreal."

     3. Assignment of Swiss Bank Corporation San Francisco Branch to Bank of Montreal. Because of the assignment of Swiss Bank Corporation San Francisco Branch of one hundred percent (100%) of its Revolving Commitments and Loans to Bank of Montreal pursuant to an Assignment and acceptance substantially in the form of Exhibit H to the Credit Agreement, which Assignment and Acceptance shall be executed contemporaneously with or prior to the execution of this Amendment, all references in the Loan Documents to "Swiss Bank Corporation San Francisco Branch" shall be deleted and replaced with references to "Bank of Montreal."

     4. Amendment of Schedules. The Schedules to the Credit Agreement are amended as follows: Schedule 1.1B to the Credit Agreement shall be deleted and replaced in its entirety with the new Schedule 1.1B attached hereto.

     5. Affirmation of Representations and Warranties. Borrower expressly affirms that all of the representations and warranties made in the Credit Agreement are true and correct as of the date hereof.

     6. No Default. Borrower expressly affirms that there exist no Events of Default under the Credit Agreement as of the date hereof.

     7. No Novation. The parties intend that this Amendment shall be an amendment and restatement of Borrower's obligations to the Lenders and shall not constitute a novation.
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     8.  Expenses.  Borrower shall pay all of Agent's expenses in the negotiation and preparation of this Amendment, including, without limitation, Agent's legal fees.

     9. Status of Loan Documents. Except as expressly amended hereby, all provisions of the Credit Agreement and all other of the Loan
Documents shall remain unmodified and in full force and effect.

    10. Definitions. All terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first set forth above.


                                   Borrower:
                                   NORDSTROM CREDIT, INC.
                                   a Colorado corporation


                                   By:/s/ John C. Walgamott
                                      ---------------------
                                   Name: John C. Walgamott
                                        -------------------
                                   Title:President
                                         ------------------


                                   Agent:
                                   WELLS FARGO BANK, As Agent


                                   By:/s/ Jack W. Haye
                                      ---------------------
                                   Name:Jack W. Haye
                                        -------------------
                                   Title:Vice President
                                         ------------------


                                   Lenders and Co-Agents:
                                   WELLS FARGO BANK, as Lender


                                   By:/s/ Jack W. Haye
                                      ---------------------
                                   Name:Jack W. Haye
                                        -------------------
                                   Title:Vice President
                                         ------------------